UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2005

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01 Other Events

As previously reported by Puget Energy, Inc. on the Current Report on Form 8-K filed February 9, 2005, the Board of Directors of Puget Energy decided to exit the utility construction services business conducted by its majority-owned subsidiary, InfrastruX Group, Inc. (InfrastruX), and to treat InfrastruX as a discontinued operation. During 2005, Puget Energy intends to monetize its interest in InfrastruX through a sale and invest the proceeds in its regulated utility subsidiary, Puget Sound Energy, Inc. For informational purposes, Puget Energy has now prepared unaudited pro forma consolidated financial statements that reflect the elimination of InfrastruX, which are attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Unaudited pro forma consolidated financial statements of Puget Energy.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and
Chief Accounting Officer

Date: April 19, 2005